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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                  ------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  February 12, 2002

                             The Medicines Company
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                     000-31191                 04-3324394
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(State or Other Jurisdiction          (Commission             (I.R.S. Employer
     of Incorporation)                File Number)           Identification No.)


        5 Sylvan Way, Suite 200
         Parsippany, New Jersey                                    07054
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code: (617) 225-9099


                              One Cambridge Center
                               Cambridge, MA 02142
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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.  OTHER EVENTS.

         On February 12, 2002, The Medicines Company announced its financial results for the quarter and full year periods ended December 31, 2001.

         The full text of the press release issued in connection with the announcement is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits.



         Exhibit No.        Description
         -----------        -----------

         99.1 Press release dated February 12, 2002 announcing the Registrant's financial results for the quarter and full year periods ended December 31, 2001







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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: February 15, 2002                    THE MEDICINES COMPANY


                                           By: /s/ Peyton J. Marshall
                                           ---------------------------------
                                           Name:  Peyton J. Marshall
                                           Title: Senior Vice President and
                                                  Chief Financial Officer

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                                  EXHIBIT INDEX


         Exhibit No.        Description
         -----------        -----------

         99.1 Press release dated February 12, 2002 announcing the Registrant's financial results for the quarter and full year periods ended December 31, 2001